UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2020 (January 30, 2020)
Atkore International Group Inc. (Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16100 South Lathrop Avenue, Harvey, Illinois 60426
(Address of principal executive offices) (Zip Code)

(708) 339-1610
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	ATKR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On January 30, 2020, Atkore International Group Inc. (the "Company") held its Annual Meeting of Stockholders (the "Annual Meeting"). At the Annual Meeting, four proposals were submitted to the Company's Stockholders, each of which is described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 13, 2019. As of the record date, 47,165,549 shares of common stock were issued and entitled to vote at the Annual Meeting. The final voting results were as follows:

Proposal 1: The Company's stockholders elected the following Class I directors to serve for a term expiring at the 2021 Annual Meeting and until a successor has been elected and qualified, or until his or her earlier death, resignation or removal. The voting results are set forth below.

Director	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Betty Johnson	40,131,006	54,982	19,198	2,347,042
William Waltz	39,964,673	221,200	19,313	2,347,042
A.Mark Zeffiro	40,131,679	53,984	19,523	2,347,042

Proposal 2: The Company's stockholders approved the advisory vote approving executive compensation. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
38,559,902	1,613,753	31,531	2,347,042

Proposal 3: The Company's stockholders approved the Atkore International Group Inc. 2020 Omnibus Incentive Plan. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,423,354	2,776,227	5,605	2,347,042

Proposal 4: The Company's stockholders ratified the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2020. The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
42,231,833	310,524	9,871	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

By: /s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary
Date: January 31, 2020

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
101.INS#	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL Document.
101.SCH#	XBRL Taxonomy Extension Schema (formatted as inline XBRL and contained in Exhibit 101)
101.CAL#	Inline XBRL Taxonomy Calculation Linkbase Document
101.DEF#	Inline XBRL Taxonomy Definition Linkbase Document
101.LAB#	Inline XBRL Taxonomy Labels Linkbase Document
101.PRE#	Inline XBRL Taxonomy Presentation Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)